                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                      /S/ WILLIAM C. BALLARD, JR.
                                      ------------------------------------------
                                      William C. Ballard, Jr.
                                      Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                    /S/ PIER C. BORRA
                                    --------------------------------------------
                                    Pier C. Borra
                                    Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                     /S/ JEFFREY H. DONAHUE
                                     -------------------------------------------
                                     Jeffrey H. Donahue
                                     Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                      /S/ PETER J. GRUA
                                      ------------------------------------------
                                      Peter J. Grua
                                      Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 13th day of November, 2001.

                                 /S/ SHARON M. OSTER
                                 --------------------------------------------
                                 Sharon M. Oster
                                 Director

                                                                     EXHIBIT 24



                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                    /S/ BRUCE G. THOMPSON
                                    --------------------------------------------
                                    Bruce G. Thompson
                                    Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                       /S/ R. SCOTT TRUMBULL
                                       -------------------------------------
                                       R. Scott Trumbull
                                       Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                                     /S/ RICHARD A. UNVERFERTH
                                                     --------------------------
                                                     Richard A. Unverferth
                                                     Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and the principal executive officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints BRUCE G. THOMPSON, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as director and the principal executive officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                              /S/ GEORGE L. CHAPMAN
                              --------------------------------------------
                              George L. Chapman
                              Director and Principal Executive Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the principal financial officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as the principal financial officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                                     /S/ RAYMOND W. BRAUN
                                                     ------------------------
                                                     Raymond W. Braun,
                                                     Principal Financial Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the principal accounting officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act debt securities, shares of preferred stock, $1.00 par value per share, shares of common stock, $1.00 par value per share, and warrants (collectively "Offered Securities"), hereby constitutes and appoints GEORGE L. CHAPMAN, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as the principal accounting officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Offered Securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                          /S/ MICHAEL A. CRABTREE
                                          -----------------------------------
                                          Michael A. Crabtree
                                          Principal Accounting Officer